UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	033-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed on April 3, 2017 (the “Initial 8-K”) by Lexington Realty Trust and Lepercq Corporate Income Fund L.P.  The Initial 8-K incorrectly referred to a report of KPMG LLP on the effectiveness of internal control over financial reporting of Lepercq Corporate Income Fund L.P. as of December 31, 2016. This Amendment is being filed to amend and restate Item 4.01 in its entirety to remove the incorrect reference and to include Exhibit 16.1.

Item 4.01. Change in Registrant’s Certifying Accountants.

On March 28, 2017, the Audit Committee of the Board of Trustees of Lexington Realty Trust (the “Trust”) elected to replace KPMG LLP as the independent registered public accounting firm for the Trust and Lepercq Corporate Income Fund L.P. (“LCIF”) and approved the engagement of Deloitte & Touche LLP as the independent registered public accounting firm for the Trust and LCIF for the year ending December 31, 2017. The replacement follows a process where the Audit Committee obtained competitive bids from two firms and met with KPMG LLP to review its proposed engagement terms for 2017.

During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, there were no disagreements between the Trust and KPMG LLP or LCIF and KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the consolidated financial statements of the Trust and LCIF for the relevant year.

KPMG LLP’s reports on the consolidated financial statements of the Trust and LCIF for the two fiscal years ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except that the report of KPMG LLP on the effectiveness of internal control over financial reporting of the Trust as of December 31, 2016 referenced a material weakness related to ineffective controls over written policies and procedures regarding the Trust’s critical accounting policies and significant or unusual transactions, over the identification, authorization, analysis and communication to those charged with governance of critical accounting policies and significant or unusual transactions and the accounting for lease terminations. The material weakness and management remediation plan were discussed in the Annual Report on Form 10-K for the Trust and LCIF for the fiscal year ended December 31, 2016.

The Trust and LCIF furnished a copy of the above disclosures to KPMG LLP and requested that KPMG LLP furnish the Trust and LCIF with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with the statements made above. A copy of that letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the Trust's two most recent fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, neither the Trust nor LCIF consulted with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

16.1    Letter of KPMG LLP, dated April 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: April 5, 2017	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: April 5, 2017	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President

Exhibit Index

16.1    Letter of KPMG LLP, dated April 4, 2017